UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported): April 13, 2004

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation)		Identification No.)

2838 Woodside Street, Dallas, Texas 75204
(Address of principal executive offices and zip code)

(918) 492-7272
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Press Release issued by the registrant dated April 13, 2004.

Item 12. Results of Operations and Financial Condition.

On April 13, 2004, we issued a press release announcing our financial and operating results for the second quarter and six months ended February 29, 2004. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained in this report on Form 8-K is being furnished pursuant to Item 12 and shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, except to the extent specifically provided in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: April 13, 2004.

ENERGY TRANSFER PARTNERS, L.P.

By:	U.S. Propane, L.P. (General Partner)

By:	U.S. Propane, L.L.C. (General Partner)

By:	s/ Ray C. Davis
Ray C. Davis
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

By:	s/ Kelcy L. Warren
Kelcy L. Warren
Co-Chief Executive Officer and officer duly authorized to sign on behalf of the registrant

INDEX TO EXHIBITS

     The exhibits listed on the following Exhibit Index are furnished as part of this Report. Exhibits required by Item 601 of Regulation S-K, but which are not listed below, are not applicable.

Exhibit
Number	Description
99.1	Press Release issued by the registrant dated April 13, 2004.